UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON,

DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange

Act of 1934

Date of Report (Date of earliest event reported):

July 27, 2020

CAPITAL

CITY BANK GROUP,

INC
.

(Exact name of registrant as specified in its charter)

Florida

0-13358

59-2273542
(State of Incorporation)

(Commission File Number)

(IRS Employer Identification No.)
217 North Monroe Street, Tallahassee,

Florida

32301
(Address of principal executive offices

(Zip Code)

Registrant's telephone number, including area

code: (850) 402-7821

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction

A.2. below):

Written communications pursuant to Rule

425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17

CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b)

under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c)

under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class Trading Symbol(s) Name of each exchange on which registered
Common Stock, Par value $0.01 CCBG Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of

1933
(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange

Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company

[

]

If an emerging growth company,

indicate by check mark if the registrant has elected not to

use the extended transition period for
complying with any new or revised financial accounting standards pursuant to Section 13(a) of The Exchange Act.

[

]

CAPITAL CITY BANK

GROUP,

INC.

FORM 8

-K

CURRENT REPORT

Item 7.01

Regulation FD Disclosure

Capital City Bank Group, Inc. posted to its internet website (www.ccbg.com)

a second quarter 2020 Investor Presentation.

A copy of the presentation materials is being furnished as Exhibit

99.1 to this report, substantially in the form intended

to be used.
Exhibit 99.1 is incorporated by reference under this Item 7.01.

In accordance with general instruction B.2 of Current Report on

Form 8-K, this information (including Exhibit 99.1) is furnished

and
shall not be deemed filed for purposes of Section 18 of the Securities Exchange

Act of 1934.

Item 9.01

Financial Statements and Exhibits.

(d) Exhibits.

The exhibits listed in the exhibit index are furnished pursuant to Regulation FD as part of this Current
Report on Form 8-K and shall not be deemed filed for purposes of

Section 18 of the Securities and Exchange Act
of 1934.

Item No.

Description of Exhibit

99.1 Copy

of second quarter 2020 Investor Presentation for Capital

City Bank Group, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934,

the Registrant has duly caused this report to be signed
on its behalf by the undersigned hereunto duly authorized.

CAPITAL CITY BANK

GROUP,

INC.

Date:

July 27, 2020
By:

/s/ J.Kimbrough Davis

J. Kimbrough Davis,

Executive Vice President and

Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number

Description

99.1

Investor Presentation for second quarter 2020.